                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                 August 6, 2004
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                                 Date of Report
                        (Date of Earliest Event Reported)

                             Everlast Worldwide Inc.
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             (Exact Name of Registrant as Specified in its Charter)

         Delaware                     0-25918                   13-3672716
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     (State or Other                 (Commission           (IRS Employer
     Jurisdiction of                 File Number)         Identification No.)
     Incorporation)

               1350 Broadway, Suite 2300, New York, New York 10018

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                     (Address of Principal Executive Office)

                                 (212) 239-0990
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                         (Registrant's telephone number,
                              including area code)

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                   (Former Name, if Changed Since Last Report)

ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

            (c) Exhibits:

            99.1      Press release of Everlast  Worldwide  Inc. dated August 6,
                      2004  announcing   results  of  operations  and  financial
                      condition  for its fiscal 2004 second  quarter  ended June
                      30, 2004.

ITEM 12.    RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

            On August 6, 2004,  Everlast Worldwide Inc. announced its results of operations  and  financial  condition  for its  fiscal  2004  second quarter  ended June 30, 2004.  Attached  hereto as Exhibit 99.1 is a copy of the press release.

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                                   SIGNATURES

Pursuant  to the  requirements  of the  Securities  Exchange  Act of  1934,  the
Registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

August 6, 2004                                By: /s/ Gary J. Dailey
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                                                 Name:  Gary J. Dailey
                                                 Title: Chief Financial Officer